SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 7, 2011

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 7, 2011, Central European Distribution Corporation (the “Company”), Polmos Bialystok S.A., a wholly-owned subsidiary of the Company (“Polmos”), Barclays Wealth Trustees (Jersey) Limited, as trustee of the First National Trust (“Seller”) and Mark Kaufman (“Kaufman”) entered into a definitive Share Sale and Purchase Agreement (the “SPA”) and registration rights agreement (the “Registration Rights Agreement”), as to which the terms of each were agreed by the parties on November 29, 2010, as previously disclosed on the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 29, 2010.

Pursuant to the SPA, among other things and upon the terms and subject to the conditions contained therein, on February 7, 2011 (a) Polmos (i) received 1,500 Class B shares of Peulla Enterprises Limited, a private limited liability company organized under the laws of Cyprus and the parent of WHL Holdings Limited (“Peulla”), representing the remainder of the economic interests in Peulla not owned by Polmos and (ii) delivered to Seller and Kaufman an aggregate $68.5 million in cash in immediately available funds; and (b) the Company (i) received 3,751 Class A shares of Peulla, representing the remainder of the voting interests in Peulla not owned by the Company or Polmos and (ii) issued to Kaufman 959,245 shares of the Company’s common stock, par value $0.01 per share (the “Share Consideration”). Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file with the SEC an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) with respect to the Share Consideration (the “Registration Statement”) as promptly as possible. The Company is required to use its reasonable best efforts to have the Registration Statement declared effective by the SEC as promptly as practicable and, in any event, no later than 30 days after the date of issuance.

The foregoing summary of the agreements and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the agreements. In the event of any conflict between the foregoing summary and the full text of the agreements, the text of the agreements shall control.

Item 2.01. Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8–K, the information contained in Item 1.01 of this Current Report is hereby incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report is hereby incorporated by reference herein.

The shares of Common Stock comprising the Share Consideration have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from the registration requirements of the Securities Act. The Share Consideration was issued in an offshore transaction outside the United States pursuant to Regulation S under the Securities Act and is “restricted shares” for purposes of Rule 144 under the Securities Act. The Company relied on the exemption from the registration requirements of the Securities Act set forth under Section 4(2) of the Securities Act and Regulation S thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and
Chief Financial Officer

Date: February 7, 2011